COMBINED AMENDMENT NO. 2
TO SECURITIES PURCHASE AGREEMENT, DEBENTURES,
REGISTRATION RIGHTS AGREEMENT AND COMBINED AMENDMENT
NO.1 TO SECURITIES PURCHASE AGREEMENT AND DEBENTURES

This Combined Amendment No 2 to Securities Purchase Agreement, Debentures Registration Rights Agreement and Combined Amendment No. 1 to Securities Purchase Agreement and Debentures (this "**Amendment**") is entered to be effective as of the 6th day of February, 2007, by and between 3DIcon Corporation, an Oklahoma corporation, with principal executive offices located at 7507 Sandusky Ave., Tulsa, Oklahoma 74136 (the "**Company**"), and Golden Gate Investors, Inc., a California corporation ("**Holder**").

WHEREAS, Holder and the Company desire to amend the terms of the Securities Purchase Agreement dated as of November 3, 2006, as amended (the "**Securities Purchase Agreement**"), and the terms of the $1,250,000 6¼% Convertible Debenture dated November 3, 2006, as amended (the **First Debenture**"), and the terms of the $1,250,000 6¼% Convertible Debenture to be entered by the parties, as amended (the "**Second Debenture**"), and the terms of the $100,000 6¼% Convertible Debenture dated November 3, 2006, as amended, (the "**Third Debenture**") in order to establish a fixed "**Conversion Price**" and conversion period for each of the First, Second and Third Debentures and the terms during which such Conversion Price shall be in effect, and,

WHEREAS, Holder and the Company desire to amend the terms of the First Debenture and the Registration Rights Agreement dated as of November 3, 2006 ("**Registration Agreement**") to provide for a new definition of "Deadline" as used in the First Debenture; and

WHEREAS, Holder and the Company desire to amend the terms of the Third Debenture in respect to the interest rate.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

All terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement, the First Debenture, the Second Debenture, the Third Debenture and the Registration Agreement.

ARTICLE I

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

1.1 Section I.C. of the Securities Purchase Agreement is hereby amended in its entirety as follows:

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"C. **Purchase of Second Debenture -- Additional Investment Right** At such time as the Principal Balance of the Debenture is less than $400,000, and provided the Company is then in compliance with the terms of the Debenture and this Agreement, the Company shall have the option to require the Holder to purchase the Second Debenture, with the terms of the Second Debenture and payment of the purchase price thereof subject to the same terms and conditions of this Agreement and the Debenture, except that the Conversion Price in Section 3 1 for the Second Debenture shall be: (1) $.35 per share, during the period between the date hereof and the next Business Day following the date on which the Common Stock is quoted on the OTC Bulletin Board ("OTCBB") or is otherwise listed and trading on NASDAQ or a national securities exchange (the "**Fixed Conversion Price Period**"), and (2) thereafter, the lesser of: (i) $2 00, or (ii) 90% of the average of the five lowest Volume Weighted Average Prices during the twenty Trading Days prior to Holder's election to convert. When the Second Debenture is issued, the term "Debenture" as used in this Agreement shall be deemed to include the Second Debenture in all respects. The closing of the purchase and sale of the Second Debenture shall occur within thirty days of the date that (i) the Principal Balance of the Debenture is less than $400,000, and (ii) the Company gives written notice to the Holder exercising the option to require the sale of the Second Debenture ("Subsequent Closing Date"). In the event that Holder fails to fund the Second Debenture in accordance with the terms of this section, Holder shall pay the Company liquidated damages of $250,000 within ten (10) days of the Second Closing Date"

1.2 All other terms and provisions of the Securities Purchase Agreement, as amended, in direct conflict with the amendments specifically set forth herein, are hereby amended to conform to these amendments; and except for these amendments, all other terms and conditions of the Securities Purchase Agreement shall remain unamended hereby and in full force and effect.

ARTICLE II

AMENDMENT TO FIRST DEBENTURE

2 1 The definition of "Deadline" as set forth in Section 1.1(xii) of the First Debenture is hereby deleted and replaced in its entirety with the following:

"**Deadline**" means June 15, 2007, provided, however, the Deadline shall be extended by such time as is necessary for the Company to respond to comments by the SEC, so long as the Company files the appropriate registration statement by March 7, 2007 and thereafter responds to all SEC comments within 10 Business Days of receipt thereof, and provided, further, that such 10 Business Day period shall be extended to a date that is the second Business Day following receipt by the Company of information necessary to formulate such response to the SEC in the event such information must be provided by the Holder or an Affiliate of the Holder, and such information is not provided to the Company on or before eight Business Days from the original receipt of the SEC comments"

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2.2 The third sentence of the first paragraph of Section 3.1 of the First Debenture is hereby deleted and replaced with the following sentence:

"The "**Conversion Price**" shall be: (i) $.35 per share, during the period between the date hereof and the next Business Day following the date on which the Common Stock is quoted on the OTC Bulletin Board or is otherwise listed and trading on NASDAQ or a national securities exchange (the "**Fixed Conversion Price Period**"), and thereafter, (ii) the lesser of: (A) $2.00, or (B) 70% of the average of the five lowest Volume Weighted Average Prices during the twenty Trading Days prior to Holder's election to convert (the percentage figure being a "**Discount Multiplier**")."

2.3 The first sentence of Section 3.5 of the First Debenture is hereby deleted and replaced with the following sentence:

"So long as any of the Principle Amount of this Debenture is outstanding, the Holder shall not have the right, and the Company shall not have the obligation, to convert any portion of this Debenture: (a) before the earlier of January 31, 2008, or the expiration of the Fixed Price Conversion Period; or (b) at any time thereafter, if, following a Conversion Notice from the Holder, the result would be that the Holder would be deemed the beneficial owner of more than 9.99% of the then Outstanding shares of Common Stock."

2.4 All other terms and provisions of the First Debenture, as amended, in direct conflict with the amendments specifically set forth herein, are hereby amended to conform to these amendments; and except for these amendments, all other terms and conditions of the First Debenture, as amended, shall remain unamended hereby and in full force and effect.

ARTICLE III

AMENDMENT TO SECOND DEBENTURE

3.1 The third sentence of the first paragraph of Section 3.1 of the Second Debenture is hereby deleted and replaced with the following sentence:

"The "**Conversion Price**" shall be: (i) $.35 per share, during the period between the date hereof and the next Business Day following the date on which the Common Stock is quoted on the OTC Bulletin Board or is otherwise listed and trading on NASDAQ or a national securities exchange (the "**Fixed Conversion Price Period**"), and thereafter, (ii) the lesser of: (A) $2.00, or (B) 90% of the average of the five lowest Volume Weighted Average Prices during the twenty Trading Days prior to Holder's election to convert (the percentage figure being a "**Discount Multiplier**")."

3.2 The first sentence of Section 3.5 of the Second Debenture is hereby deleted and replaced with the following sentence:

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"So long as any of the Principle Amount of this Debenture is outstanding, the Holder shall not have the right, and the Company shall not have the obligation, to convert any portion of this Debenture: (a) before the earlier of January 31, 2008, or the expiration of the Fixed Price Conversion Period; or (b) at any time thereafter, if, following a Conversion Notice from the Holder, the result would be that the Holder would be deemed the beneficial owner of more than 9 99% of the then Outstanding shares of Common Stock."

3.3 All other terms and provisions of the Second Debenture, as amended, in direct conflict with the amendments specifically set forth herein, are hereby amended to conform to these amendments; and except for these amendments, all other terms and conditions of the Second Debenture, as amended, shall remain unamended hereby and in full force and effect

ARTICLE IV

AMENDMENT TO THIRD DEBENTURE

4 1 The term "**Debenture Interest Rate,**" for all purposes is hereby amended to refer to an annual interest rate of four and three quarters percent (4 ¾ %), rather than an annual interest rate of six and one quarter percent (6 ¼ %)

4 2 The third sentence of the first paragraph of Section 3 1 of the Third Debenture is hereby deleted and replaced with the following sentence:

"The "**Conversion Price**" shall be: (i) $ 35 per share, during the period between the date hereof and the earlier of January 31, 2008, or the next Business Day following the date on which the Common Stock is quoted on the OTC Bulletin Board or is otherwise listed and trading on NASDAQ or a national securities exchange (the "**Fixed Conversion Price Period**"), and thereafter, (ii) the lesser of: (A) $4 00, or (B) 80% of the average of the five lowest Volume Weighted Average Prices during the twenty Trading Days prior to Holder's election to convert (the percentage figure being a "**Discount Multiplier**")."

4 3 The first sentence of Section 3.5 of the Third Debenture is hereby deleted and replaced with the following sentence:

"So long as any of the Principle Amount of this Debenture is outstanding, the Holder shall not have the right, and the Company shall not have the obligation, to convert any portion of this Debenture: (a) before the earlier of January 31, 2008, or the expiration of the Fixed Price Conversion Period; or (b) at any time thereafter, if, following a Conversion Notice from the Holder, the result would be that the Holder would be deemed the beneficial owner of more than 9 99% of the then Outstanding shares of Common Stock"

4 4 All other terms and provisions of the Third Debenture, as amended, in direct conflict with the amendments specifically set forth herein, are hereby amended to

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conform to these amendments; and except for these amendments, all other terms and conditions of the Third Debenture, as amended, shall remain unamended hereby and in full force and effect

ARTICLE V

AMENDMENT TO REGISTRATION AGREEMENT

5.1 The first sentence of Section 2(A) of the Registration Agreement is hereby deleted and replaced with the following sentence:

"(A) **Filing and Effectiveness of Registration Statement.** The Company shall prepare and file with the Commission on or before March 7, 2007 a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practical but in no event later than the Deadline (as defined in the Debenture)."

5.2 All other terms and provisions of the Registration Agreement, as amended, in direct conflict with the amendments specifically set forth herein, are hereby amended to conform to these amendments; and except for these amendments, all other terms and conditions of the Registration Agreement, as amended, shall remain unamended hereby and in full force and effect.

ARTICLE VI

EFFECT OF AMENDMENTS

6.1 Entire Agreement. This Amendment incorporates all terms of the "Combined Amendment No. 1 to Securities Purchase Agreement and Debenture" dated as of December 15, 2006, so that this Second Amendment, together with the Securities Purchase Agreement, the First Debenture, the Registration Rights Agreement, the Second Debenture, the Third Debenture and the Warrant to Purchase Common Stock dated November 3, 2006, collectively embody the entire agreement and understanding between the Company and Holder relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter

6.2 Severability. If any provision of this Amendment, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Amendment, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

6.3 Counterparts. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Amendment shall be legal and binding on all parties hereto

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IN WITNESS WHEREOF, the parties hereto have duly caused this Amendment to be executed and delivered on the date first above written

3DIcon Corporation

By: [signature]

Title: PRESIDENT

Golden Gate Investors, Inc

By: [signature]

Title: PORTFOLIO MGR.